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                                   EXHIBIT 23


                        CONSENT OF ERNST AND YOUNG LLP,
                              INDEPENDENT AUDITORS


  We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-41677) pertaining to the 1995 Stock Option Plan of Ocal, Inc. of our report dated January 27, 1998 with respect to the consolidated financial statements of Ocal, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1997.


                                         ERNST & YOUNG LLP


Los Angeles, California
March 23, 1998